SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)    February 1, 2000
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                          WINSTAR COMMUNICATIONS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      1-10726                13-3585278
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(State or Other Jurisdiction         (Commission            (IRS Employer
    of Incorporation)                File Number)           Identification No.)




685 Third Avenue, New York, New York                              10017
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code    (212) 792-9800
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                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS

Private Placement of Preferred Stock

     On February 1, 2000, Winstar Communications, Inc. ("Company") consummated the previously announced private placement of 900,000 shares of the Company's Series G Senior Cumulative Participating Convertible Preferred Stock ("Series G Stock") for an aggregate purchase price of $900,000,000 to Credit Suisse First Boston Equity Partners, L.P. ("CSFBEP"), Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS"), Microsoft Corporation ("Microsoft") and certain other purchasers. The sale was made pursuant to a Securities Purchase Agreement dated as of December 15, 1999 by and among the Company, WinStar Credit Corp., CSFBEP, WCAS, Microsoft and the other purchasers listed on the signature pages thereto.

     A copy of the press release is annexed hereto as Exhibit 99.1.

Amendment to Rights Agreement

     Effective February 1, 2000, the Board of Directors of the Company approved a third amendment (the "Third Amendment") to the Rights Agreement dated as of July 2, 1997, as amended on June 3, 1999 and July 15, 1999 (as so amended, the "Rights Agreement"), by and between the Company and Continental Stock Transfer and Trust Company, as Rights Agent (the "Rights Agent"). The Rights issued under the Rights Agreement were previously registered with the Securities and Exchange Commission ("SEC") on Form 8-A on July 2, 1997. The Third Amendment was adopted to (i) revise the definition of "Acquiring Person" by replacing references in the Rights Agreement to "Company Common Stock" with "Voting Stock", (ii) revise the definition of "Beneficial Owner" (and the correlative terms "beneficially own" and "Beneficial Ownership") to exclude therefrom any shares of a class of Voting Stock issued or deemed issued by the Company in payment of dividends on, or as a result of the failure of the Company to pay cash dividends on, outstanding shares of Series G Stock pursuant to the terms of the instrument providing for the creation of the Series G Stock and (iii) amend or remove certain related provisions.

     A complete copy of the Third Amendment is attached hereto as Exhibit 4.4 and is incorporated herein by reference. A copy of the Rights Agreement, as previously amended, is incorporated herein by reference to Exhibit 4 to the Form 8-A filed with the SEC on July 2, 1997, to Exhibit 4.2 to the Form 8-A/A filed with the SEC on June 3, 1999 and to Exhibit 4.3 to the Form 8-A/A filed with the SEC on July 16, 1999.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (c)   Exhibits

               4.1 Rights Agreement dated as of July 2, 1997 between the Company and the Rights Agent (incorporated by reference to Exhibit 4 to the Form 8-A filed on July 2, 1997)

               4.2 Amendment to the Rights Agreement dated as of June 3, 1999 between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 to the Form 8-A/A filed on June 3,
                    1999)

               4.3 Second Amendment to the Rights Agreement dated as of July 15, 1999 between the Company and the Rights Agent (incorporated by reference to Exhibit 4.3 to the Form 8-A/A filed on July 16, 1999)

               4.4 Third Amendment to the Rights Agreement dated as of February 1, 2000 between the Company and the Rights Agent (filed herewith)

               99.1 Press Release, dated February 2, 2000 (filed herewith)


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 10, 2000                WINSTAR COMMUNICATIONS, INC.


                                          By: /s/ Kenneth J. Zinghini
                                              -----------------------
                                             Kenneth J. Zinghini
                                             Senior Vice President



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                                  EXHIBIT INDEX

Exhibit
   No.    Description
-------   -----------

4.1 Rights Agreement dated as of July 2, 1997 between the Company and the Rights Agent (incorporated by reference to Exhibit 4 to the Form 8-A filed on July 2, 1997)

4.2 Amendment to the Rights Agreement dated as of June 3, 1999 between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 to the Form 8-A/A filed on June 3, 1999)

4.3 Second Amendment to the Rights Agreement dated as of July 15, 1999 between the Company and the Rights Agent (incorporated by reference to Exhibit 4.3 to the Form 8-A/A filed on July 16, 1999)

4.4 Third Amendment to the Rights Agreement dated as of February 1, 2000 between the Company and the Rights Agent (filed herewith)

99.1      Press Release, dated February 2, 2000 (filed herewith)


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